UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  July 26, 2005

                            ULTRALIFE BATTERIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

              0-20852                                   16-1387013
              -------                                   ----------
     (Commission File Number)              (I.R.S. Employer Identification No.)


                 2000 Technology Parkway, Newark, New York 14513
               (Address of principal executive offices) (Zip Code)


                                 (315) 332-7100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01. Regulation FD Disclosure.

Ultralife Batteries, Inc. (the "Company") will report its second quarter 2005 results for the period ended July 2, 2005 before the market opens on Thursday, August 4, 2005. Ultralife management will host an investor conference call at 10:00 AM ET also on August 4, 2005. The Company's press release is attached as
Exhibit 99.1 to this Form 8-K, and the information set forth therein is furnished under Item 7.01.


Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b) Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

         99.1     Press Release dated July 26, 2005.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ULTRALIFE BATTERIES, INC.

Dated:  July 26, 2005           By:      /s/Robert W. Fishback
                                         ---------------------------
                                         Robert W. Fishback
                                         Vice President of Finance & CFO




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                                INDEX TO EXHIBITS

(99)     Additional Exhibits

99.1     Press Release dated July 26, 2005.